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Exhibit 10.23.2

AMENDMENT NO. 2

        This Amendment No. 2, effective on the last date of signature, modifies and amends the Co-Promotion Agreement dated effective November 26, 1997, as amended by the Amendment last executed on July 31, 2000 (together, the "AGREEMENT"), by and between Abbott Laboratories through its Ross Products Division ("ABBOTT"), and MedImmune, Inc. ("MEDIMMUNE").

WITNESSETH

        WHEREAS, MEDIMMUNE and ABBOTT entered into a Co-Promotion Agreement dated effective November 26, 1997 in order to co-promote the PRODUCT in the TERRITORY, and on July 31, 2000 entered into an Amendment effective for the 2000/2001 RSV season;

        WHEREAS, MEDIMMUNE and ABBOTT desire to further amend the AGREEMENT in order to provide special consideration for Synagis sales;

        NOW THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

  1.
  Unless otherwise stated capitalized terms have the same meaning herein as ascribed to them by the AGREEMENT.

  2.
  The term of this Amendment No. 2 shall be for one RSV selling Season beginning on July 1, 2001 through June 30, 2002. Thereafter, the terms and conditions of the Agreement shall again apply in all respects, without any affect from this Amendment No. 2.

  3.
  During the term of this Amendment No. 2, the following reporting and payment compensation shall apply for the NET SALES of PRODUCT sold for use in the TERRITORY by MEDIMMUNE or its AFFILATES as follows:

  a.
  Within thirty (30) days after achievement of (CONFIDENTIAL TREATMENT REQUESTED) in net sales during the term of this Amendment No. 2 (i.e., the 2001/2002 RSV season), ABBOTT shall pay to MEDIMMUNE (CONFIDENTIAL TREATMENT REQUESTED).

  b.
  ABBOTT shall receive the following payment on NET SALES of PRODUCT.

% Royalty	Threshold
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)
(CONFIDENTIAL TREATMENT REQUESTED)	(CONFIDENTIAL TREATMENT REQUESTED)

        This Amendment No. 2 and the AGREEMENT sets forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements and understandings in this respect. There shall be no amendments or modifications to this Amendment No. 2 or the AGREEMENT, except by a written document which is signed by both parties.

MEDIMMUNE, INC.		ABBOTT LABORATORIES
Name:	/s/ MELVIN D. BOOTH Melvin D. Booth	Name:	/s/ GARY FLYNN Gary Flynn
Title:	President & Chief Operating Officer	Title:	Sr. Vice President
Date:	November 29, 2001	Date:	November 16, 2001

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  Exhibit 10.23.2
AMENDMENT NO. 2
WITNESSETH